UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2017

KRYSTAL BIOTECH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38210	81-0930882
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2100 Wharton Street, Suite 701

Pittsburgh, Pennsylvania 15203

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (412) 586-5830

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Second Amendment and Restatement of Certificate of Incorporation

On September 14, 2017, Krystal Biotech, Inc., a Delaware corporation (the “Company”), filed a second amended and restated certificate of incorporation (the “Second Restated Certificate”) with the Secretary of State of the State of Delaware in connection with the Company’s initial public offering of shares of its common stock. As described in the Registration Statement on Form S-1 (File No. 333-220085), as amended, the Company’s board of directors and stockholders previously approved the Second Restated Certificate. A copy of the Second Restated Certificate is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Amendment and Restatement of Bylaws

Effective as of September 22, 2017, the Company adopted amended and restated bylaws (the “Restated Bylaws”) in connection with the Company’s initial public offering of shares of its common stock. As described in the Registration Statement on Form S-1 (File No. 333-220085), as amended, the Company’s board of directors and stockholders previously approved the Restated Bylaws. A copy of the Restated Bylaws is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 8.01	Other Events.

On September 22, 2017, the Company completed its initial public offering of 4,554,000 shares of its common stock at a price to the public of $10.00 per share, which includes the sale of 594,000 shares of the Company’s common stock pursuant to the underwriters’ full exercise of their option to purchase additional shares. A copy of the press release announcing the pricing of the initial public offering is attached hereto as Exhibit 99.1 and is incorporated by reference and a copy of the press release announcing the closing of the initial public offering is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Second Amended and Restated Certificate of Incorporation of Krystal Biotech, Inc.

3.2	Amended and Restated Bylaws of Krystal Biotech, Inc.

99.1	Press release dated September 19, 2017.

99.2	Press release dated September 22, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 22, 2017	KRYSTAL BIOTECH, INC.

	By:	/s/ Krish S. Krishnan
	Name:	Krish S. Krishnan
	Title:	President and Chief Executive Officer